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                                                                    Exhibit 10.5


                           NEWCASTLE INVESTMENT CORP.
                          NONQUALIFIED STOCK OPTION AND
                              INCENTIVE AWARD PLAN


                              ADOPTED JUNE 4, 1998
                   AMENDED AND RESTATED AS OF JANUARY 1, 2002
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                                TABLE OF CONTENTS

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SECTION 1:

         PURPOSE OF PLAN; DEFINITIONS..............................................................      1
                  1.1      PURPOSE.................................................................      1
                  1.2      DEFINITIONS.............................................................      1

SECTION 2:

         ADMINISTRATION............................................................................      5
                  2.1      ADMINISTRATION..........................................................      5
                  2.2      DUTIES AND POWERS OF COMMITTEE..........................................      5
                  2.3      MAJORITY RULE...........................................................      6
                  2.4      COMPENSATION; PROFESSIONAL ASSISTANCE; GOOD
                           FAITH ACTIONS...........................................................      6

SECTION 3:

         STOCK SUBJECT TO PLAN.....................................................................      7
                  3.1      NUMBER OF AND SOURCE OF SHARES..........................................      7
                  3.2      UNREALIZED AND TANDEM AWARDS............................................      7
                  3.3      ADJUSTMENT OF AWARDS....................................................      8

SECTION 4:

         ELIGIBILITY...............................................................................      8

SECTION 5:

         AWARDS....................................................................................      9
                  5.1      STOCK OPTIONS...........................................................      9
                  5.2      STOCK APPRECIATION RIGHTS...............................................      9
                  5.3      RESTRICTED STOCK........................................................     10
                  5.4      PERFORMANCE AWARDS......................................................     11
                  5.5      MANAGER AWARDS AND TANDEM AWARDS........................................     11
                  5.6      INDEPENDENT DIRECTOR STOCK OPTIONS......................................     13
                  5.7      OTHER AWARDS............................................................     15


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SECTION 6:

         AWARD AGREEMENTS..........................................................................     15
                  6.1      TERMS OF AWARD AGREEMENTS...............................................     15
                  6.2      REPLACEMENT, SUBSTITUTION, AND RELOADING................................     17
                  6.3      SURRENDER OF OPTIONS....................................................     17

SECTION 7:

         LOANS.....................................................................................     18

SECTION 8:

         AMENDMENT AND TERMINATION.................................................................     19

SECTION 9:

         UNFUNDED STATUS OF PLAN...................................................................     19

SECTION 10:

         GENERAL PROVISIONS........................................................................     19
                  10.1     CERTIFICATE LEGENDS.....................................................     19
                  10.2     TRANSFER RESTRICTIONS...................................................     19
                  10.3     COMPANY ACTIONS;
                           NO RIGHT TO EMPLOYMENT..................................................     20
                  10.4     PAYMENT OF TAXES........................................................     20

SECTION 11:

         EFFECTIVE DATE OF PLAN....................................................................     21

SECTION 12:

         TERM OF PLAN..............................................................................     20


                                       ii
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                           NEWCASTLE INVESTMENT CORP.
               NONQUALIFIED STOCK OPTION AND INCENTIVE AWARD PLAN

                                    SECTION 1

                          PURPOSE OF PLAN; DEFINITIONS

                  1.1 Purpose. The purpose of the Plan is (a) to reinforce the long-term commitment to the Company's success of those Independent Directors, officers, employees, advisors, consultants and other personnel who are or will be responsible for such success; to facilitate the ownership of the Company's stock by such individuals, thereby reinforcing the identity of their interests with those of the Company's stockholders; to assist the Company in attracting and retaining individuals with experience and ability, (b) to compensate the Manager for its successful efforts in raising capital for the Company and to provide performance-based compensation in order to provide incentive to the Manager to enhance the value of the Company's Stock and (c) to benefit the Company's stockholders by encouraging high levels of performance by individuals whose performance is a key element in achieving the Company's continued success.

                  1.2 Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:

                           (a)   "Award" or "Awards" means an award described
in Section 5 hereof.

                           (b)   "Award Agreement" means an agreement described
in Section 6 hereof entered into between the Company and a Participant, setting forth the terms, conditions and any limitations applicable to the Award granted to the Participant.

                           (c)   "Beneficial Owner" shall have the meaning set
forth in Rule 13d-3 under the Exchange Act.

                           (d)   "Board" means the Board of Directors of the
Company.

                           (e)   "Change in Control" of the Company shall be
deemed to have occurred if an event set forth in any one of the following paragraphs (i)-(iii) shall have occurred unless prior to the occurrence of such event, the Board determines that such event shall not constitute a Change in
Control:

         (i) any Person is or becomes Beneficial Owner, directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the then outstanding securities of the Company, excluding (A) any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (x) of paragraph (iii) below, and (B) any Person who becomes such a Beneficial Owner through the issuance of such securities with respect to purchases made directly from the Company; or

         (ii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation or the issuance of voting securities of the Company in connection with a merger or consolidation of the Company (or any direct or indirect subsidiary of the Company) pursuant to applicable stock exchange requirements, other than (x) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) more than fifty percent (50%) of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (y) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the then outstanding securities of the Company; or

         (iii) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the assets of the Company.

                           (f) "Closing Date" means June 10, 1998, the closing
date of the offering of shares of common stock of the Company pursuant to the "Offering," as described in the Offering Memorandum.

                           (g) "Code" means the Internal Revenue Code of 1986,
as amended from time to time, or any successor statute thereto.

                           (h) "Commission" means Securities and Exchange
Commission.

                           (i) "Committee" means a committee established by the
Board to administer the Plan and shall include no less than two (2) "non-employee directors", as defined in Rule 16b-3, and such other individuals as the Board shall designate. The composition of the commit tee shall fulfill any applicable requirements of Rule 16b-3 as promulgated by the Commission under the Exchange Act, and as such Rule may be amended from time to time, or any successor definition adopted by the Commission. If at any time the Committee shall not administer the Plan, then the functions of the Committee specified in the Plan shall be exercised by the Board.

                           (j) "Company" means Newcastle Investment Corp., a
Maryland corporation.

                           (k) "Effective Date" means the date provided pursuant
to Section 11.

                           (l) "Exchange Act" means the Securities Exchange Act
of 1934, as amended.

                           (m) "Fair Market Value" means, as of any given date,
(A) the closing price of a share of the Company's Stock on the principal exchange on which shares of the Company's Stock are then trading, if any, on the trading day previous to such date, or, if stock was not traded on the trading day previous to such date, then on the next preceding trading day during which a sale occurred; or (B) if such Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, (1) the last sales price (if the Stock is then listed as a National Market Issue under the NASDAQ National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the Stock on the trading day previous to such date as reported by NASDAQ or such successor quotation system; or (C) if such Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the Stock, on the day previous to such date, as deter mined in good faith by the Committee; or (D) if the Stock is not publicly traded, the fair market value established by the Committee using any reasonable method and acting in good faith.

                           (n)   "Independent Director" means a director of the
Company who is not an officer or employee of the Company.

                           (o)   "Management Agreement" means that certain
Management and Advisory Agreement, dated as of June 10, 1998, by and among the Company, the Operating Partnership and the Manager, as the same may hereafter be amended, modified, supplemented or restated in whole or in part.

                           (p)   "Manager" means Fortress Investment Group LLC,
a Delaware limited liability company, or any affiliate of Fortress Investment Group LLC who shall succeed as manager under the Management Agreement and, for purposes of Section 5.5 hereof, shall include employees of the Manager, an affiliate of the Manager and employees of any such affiliate of the Manager, as the case may be.

                           (q)   "Manager Awards" means the Awards granted to
the Manager as described in Section 5.5 hereof.

                           (r)   "Nonqualified Stock Option" means any Stock
Option that is not an incentive stock option within the meaning of Section 422 of the Code.

                           (s)   "Offering Memorandum" means that certain
Offering Memorandum of the Company dated June 5, 1998.

                           (t) "Option Effective Date" means the date that is
the earlier to occur of (a) the date that a registration statement is filed by the Company under the Securities Act of 1933, as amended, registering the sale of any Stock, is declared effective by the Securities Exchange Commission and
(b) the first anniversary of the Closing Date.

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                           (u) "Operating Partnership" means Fortress Partners,
L.P., a Delaware limited partnership.

                           (v) "Participant" means any Independent Director, the
Manager and any director, officer, employee, consultant or advisor to the Company or to any affiliate or subsidiary of the Company, selected by the Committee, pursuant to the Committee's authority in Section 2 below, to receive Awards.

                           (w) "Plan" means this Newcastle Investment Corp.
Nonqualified Stock Option and Incentive Award Plan.

                           (x) "Stock" means the Common Stock, par value $.01
per share, of the Company.

                           (y) "Stock Option" means any option to purchase
shares of Stock or Units (or at the election of the Committee, both) granted pursuant to the Plan.

                           (z) "Units" means units of limited partnership
interest in the Operating Partnership.

                                    SECTION 2

                                 ADMINISTRATION

                  2.1 Administration. The Plan shall be administered by the Committee, which shall be appointed by the Board and which shall serve at the pleasure of the Board.

                  2.2 Duties and Powers of Committee. The Committee shall have the power and authority to grant Awards to Participants pursuant to the terms of the Plan, and, in its discretion, to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

                  In particular, the Committee shall have the authority to determine, in a manner consistent with the terms of the Plan:

                           (a) in addition to the Manager and the Independent
Directors, those officers, employees, directors, managers, consultants or advisors, if any, who shall be Participants;

                           (b) whether Stock Options will relate to Stock or
Units (which determination may be made at the time of grant or the time of exercise, at the election of the Committee);

                           (c) subject to section 6, the number of shares of
Stock (or, at the election of the Committee, Units) to be covered by each Stock Option granted hereunder;

                           (d) the terms and conditions of any Award granted
hereunder, including the waiver or modification of any such terms or conditions, consistent with the provisions of the Plan (including, but not limited to, Section 8 of the Plan); and

                           (e) the terms and conditions which shall govern all
the Award Agreements, including the waiver or modification of any such terms or conditions.

                  2.3 Majority Rule. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

                  2.4 Compensation; Professional Assistance; Good Faith Actions. Members of the Committee may receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities that members of the Committee or Board may incur in connection with the administration of this Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Board, the Company and any officers and directors of the Company shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or Board in good faith shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan or any Award, and all members of the Committee and Board shall be fully protected and indemnified to the fullest extent permitted by law, by the Company, in respect of any such action, determination or interpretation.

                                    SECTION 3

                              STOCK SUBJECT TO PLAN

                  3.1 Number of and Source of Shares. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be that number of shares the value of which is equal to fifteen percent (15%) of the aggregate value of the outstanding equity interests in the Company and the Operating Partnership (including Stock and Units), as determined as of the first day of the fiscal year during which an Award may be granted (subject to adjustment as provided herein), but in no event shall such number of shares exceed 6,000,000. The Stock which may be issued pursuant to an Award under the Plan may be treasury Stock, authorized but unissued Stock, or Stock acquired, subsequently or in anticipation of the transaction, in the open market to satisfy the requirements of the Plan. Awards may consist of any combination of such Stock, or, at the election of the Company, Units (on a one-for-one basis), any combination of such Stock and Units, or cash.

                  3.2 Unrealized and Tandem Awards. If any shares or Units subject to an Award are forfeited, cancelled, exchanged or surrendered or if an Award otherwise terminates or expires with or without a distribution of shares to the Participant, the shares of Stock with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for grants under the Plan. The grant of a Tandem Award (as defined herein) shall not reduce the number of shares of Stock reserved and available for issuance under the Plan.

                  3.3 Adjustment of Awards. Upon the occurrence of any event which affects the shares of Stock or Units in such a way that an adjustment of outstanding Awards is appropriate in order to prevent the dilution or enlargement of rights under the Awards (including, without limitation, any extraordinary dividend or other distribution (whether in cash or in kind), recapitalization, stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event), the Committee shall make appropriate equitable adjustments, which may include, without limitation, adjustments to any or all of the number and kind of shares of Stock or Units (or other securities) which may thereafter be issued in connection with such outstanding Awards and adjustments to any exercise price specified in the outstanding Awards and shall also make appropriate equitable adjustments to the number and kind of shares of Stock or Units (or other securities) authorized by or to be granted under the Plan. Such other substitutions or adjustments shall be made respecting Awards hereunder as may be determined by the Committee, in its sole discretion. In connection with any event described in this paragraph, the Committee may provide, in its discretion, for the cancellation of any outstanding Award and payment in cash or other property in exchange therefor, equal to the difference, if any, between the fair market value of the Stock, Units or other property subject to the Award, and the exercise price, if any.

                                    SECTION 4

                                   ELIGIBILITY

                  The Manager, each employee of the Manager who is performing services for the Company and each Independent Director, officer and employee of the Company shall be eligible for Awards under the Plan. Additional Participants under the Plan may be selected from time to time by the Committee, in its sole discretion, and the Committee shall determine, in its sole discretion, the number of shares or Units covered by each Award.

                                    SECTION 5

                                     AWARDS

                  Awards may include, but are not limited to, those described in this Section 5. The Committee may grant Awards singly, in tandem or in combination with other Awards, as the Committee may in its sole discretion determine. Subject to the other provisions of this Plan, Awards may also be granted in combination or in tandem with, in replacement of, or as alternatives to, grants or rights under this Plan and any other employee (or director) benefit or compensation plan of the Company.

                  5.1 Stock Options. A Stock Option is a right to purchase a specified number of shares of Stock or Units, or, at the election of the

Committee, both, at a specified price during such specified time as the Committee shall determine.

                           (a) Stock Options granted will be Nonqualified Stock
Options.

                           (b) A Stock Option may be exercised, in whole or in
part, by giving written notice of exercise to the Company, specifying the number of shares of Stock or Units (as applicable) to be purchased.

                           (c) The exercise price of the Stock Option may be
paid in cash or, at the discretion of the Committee, may also be paid by the tender of Stock or Units already owned by the Participant, or through a combination of cash and Stock or Units, or through such other means the Committee determines are consistent with the Plan's purpose and applicable law. No fractional shares of Stock or Units will be issued or accepted.

                  5.2 Stock Appreciation Rights. A Stock Appreciation Right is a right to receive, upon surrender of the right, an amount payable in cash and/or shares of Stock or Units under such terms and conditions as the Committee shall determine.

                           (a) A Stock Appreciation Right may be granted in
tandem with part or all of (or in addition to, or completely independent of) a Stock Option or any other Award under this Plan. A Stock Appreciation Right issued in tandem with a Stock Option may be granted at the time of grant of the related Stock Option or at any time thereafter during the term of the Stock Option.

                           (b) The amount payable in cash and/or shares of Stock
or Units with respect to each right shall be equal in value to a percentage (including up to 100%) of the amount by which the Fair Market Value per share of Stock on the exercise date exceeds the Fair Market Value per share of Stock on the date of grant of the Stock Appreciation Right. The applicable percentage shall be established by the Committee. The Award Agreement may state whether the amount payable is to be paid wholly in cash, wholly in shares of Stock, wholly in Units or in any combination of the foregoing; if the Award Agreement does not so state the manner of payment, the Committee shall determine such manner of payment at the time of payment. The amount

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payable in shares of Stock or Units, if any, is determined with reference to the
Fair Market Value per share of Stock on the date of exercise.

                           (c) Stock Appreciation Rights issued in tandem with
Stock Options shall be exercisable only to the extent that the Stock Options to which they relate are exercisable. Upon exercise of the tandem Stock Appreciation Right, and to the extent of such exercise, the Participant's underlying Stock Option shall automatically terminate. Similarly, upon the exercise of the tandem Stock Option, and to the extent of such exercise, the Participant's related Stock Appreciation Right shall automatically terminate.

                  5.3 Restricted Stock. Restricted Stock is Stock that is issued to a Participant and is subject to such terms, conditions and restrictions as the Committee deems appropriate, which may include, but are not limited to, restrictions upon the sale, assignment, transfer or other disposition of the Restricted Stock and the requirement of forfeiture of the Restricted Stock upon termination of employment or service under certain specified conditions. The Committee may provide for the lapse of any such term or condition or waive any term or condition based on such factors or criteria as the Committee may determine. Subject to the restrictions stated in this Section 5.3 and in the applicable Award Agreement, the Participant shall have, with respect to Awards of Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the Restricted Stock and the right to receive any cash or stock dividends on such Stock.

                  5.4 Performance Awards. Performance Awards may be granted under this Plan from time to time based on such terms and conditions as the Committee deems appropriate provided that such Awards shall not be inconsistent with the terms and purposes of this Plan. Performance Awards are Awards which are contingent upon the performance of all or a portion of the Company and/or its subsidiaries and/or which are contingent upon the individual performance of a Participant. Performance Awards may be in the form of performance units, performance shares and such other forms of Performance Awards as the Committee shall determine. The Committee shall determine the performance measurements and criteria for such Performance Awards.

                  5.5      Manager Awards and Tandem Awards.


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
                           (a) Grant of Compensatory Stock Options. As
consideration for the manager's role in raising capital for the Company, the Manager shall be granted Stock Options to acquire that number of shares of Stock, or, at the election of the Committee, Units, equal in number to ten percent (10%) of the equity securities issued by the Company or the Operating Partnership, pursuant to the Offering Memorandum (exclusive of any equity securities issued to the Company, including without limitation, Units issued by the Operating Partnership).

                           (b) Future Grants. As consideration for its role in
raising capital for the Company through any additional issuance of equity interests in the Company (including, without limitation, shares of common or preferred stock or Units or preferred Units issued by the Company or the Operating Partnership, respectively, other than (i) Units or Stock issued pursuant to this Plan, (ii) Stock issued in redemption of any outstanding Units and (iii) equity securities issued to the Company), the Manager shall be granted, from time to time, such additional Stock Options as may be required to preserve, at all times, the Manager's 10% equity interest in the Company and the Operating Partnership, subject to the limit set forth in Section 3.1. The exercise price with respect to such future Stock Options shall be equal to the initial offering price of such additional equity interests, if issued by the Company or the Operating Partnership in exchange for cash, or the fair market value (as determined by the Committee), of such additional equity interests, if issued by the Company or the Operating Partnership in exchange for property or services, in all cases subject to adjustment as necessary to preserve the value of such Stock Options, as set forth in Section 3.3. Additional terms of such additional grants of compensatory Stock Options and other Awards to the Manager, including, without limitation, with respect to the exercisability thereof and provisions for replacement, substitution and reloading, shall be determined by the Committee and set forth in the Award Agreement applicable to each such future grant. Notwithstanding the foregoing, there shall be no further grants pursuant to this Section 5.5(b) subsequent to the Company becoming a public company.

                           (c) Terms of Manager Awards. The Stock Options
referred to in clause (a) above shall be fully vested and shall become exercisable commencing on the Option Effective Date as follows: the Stock Options shall become exercisable as to 1/30 of the Stock or Units subject to the Stock Options on the first day of each of the following 30 calendar months following the Option Effective Date. Such Stock Options shall expire on the tenth anniversary


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of the Closing Date. Such Stock Options shall have an exercise price of twenty dollars ($20.00) per share, subject to adjustment as set forth in Section 3.3 hereof. The Award Agreement with respect to such Stock Options shall also set forth such other terms and conditions with respect to Awards to the Manager as the Committee may determine, including, without limitation, provisions for replacement, substitution and reloading of such Stock Options and/or the grant of Stock Appreciation Rights, Restricted Stock, Performance Awards or other Awards.

                           (d) The Committee shall (unless the members thereof
determine that such Awards are inappropriate), award Stock Options to such employees of the Manager as the Manager shall recommend, who act as officers of or perform other services for the Company, which options may be tandem to the options that are the subject of outstanding Manager Awards designated by the Manager--i.e., shares of Stock issuable pursuant to the exercise of the options that are subject to certain designated Manager Awards would alternatively be issuable pursuant to the exercise of options that are the subject of the tandem awards granted to persons who perform services for or on behalf of the Company, provided that such shares may be issued pursuant to the exercise of either the designated Manager Awards or the tandem awards but not both (the "Tandem Awards").

                           (e) As a condition to the grant of Tandem Awards, the
Manager shall be required to agree that so long as such Tandem Awards remain outstanding, it will not exercise any options under any designated Manager Award that are related to the options under such outstanding Tandem Awards. If an option under a Tandem Award is forfeited, expires or is cancelled without being exercised, the related option under the designated Manager Award shall again become exercisable in accordance with its terms. Upon the exercise of an option under a Tandem Award, the related option under the designated Manager Award shall terminate.

                           (f) The terms and conditions of each such Tandem
Awards (e.g., the per share exercise price, the schedule of vesting and exercisability, etc.) shall be determined by the Committee in its sole discretion, provided, that the term of such award may not be greater than the term of its related Manager Award.

                           (g) Other Awards. The Committee may, from time to
time, grant such Awards to the Manager as the Committee deems advisable in order to provide additional incentive to the Manager to enhance the value of the Company's Stock.

                           (h) Change in Control Provisions. Notwithstanding
anything herein or in any Award Agreement to the contrary, all Awards granted to the Manager and all Tandem Awards granted pursuant to this Plan shall become immediately and fully vested and exercisable upon a Change in Control.

                  5.6      Independent Director Stock Options.

                           (a) Initial Grant. Each Independent Director shall be
granted a Nonqualified Stock Option, which shall be fully vested as of the date of the grant, to purchase 2,000 shares of Stock (each, an "Independent Director Stock Option") upon the later to occur of (i) the date of effectiveness of the Plan, or (ii) the date of the first Board of Director's meeting attended by such Independent Director. For those Independent Directors serving as of the date of effectiveness of the Plan, the option price per share of Stock shall be twenty dollars ($20.00). For any Independent Director appointed to the Board of Directors after the date of effectiveness of the Plan, the price shall be determined in accordance with Section 5.6 (c) (i) below.

                           (b) Annual Grant. On the first business day after the
1998 annual Board of Directors' meeting of the Company, and on the first business day after each such annual meeting of the Company thereafter during the term of the Plan, each Independent Director shall be granted an Independent Director Stock Option to purchase 2,000 shares of Stock.

                           (c) Terms of Grant. The Independent Director Stock
Options granted under the Plan pursuant to subparagraph 5.6 (b) hereof shall be subject to the following terms and conditions:

                                    (i) The option price per share of Stock
         purchasable under such Independent Director Stock Options shall be 100% of the Fair Market Value of the Stock on the date of grant.

                                    (ii) Such options shall be exercisable by
         payment in full of the purchase price in cash, certified or cashier's check, or delivery of Stock certificates endorsed in blank or accompanied by executed stock powers with signatures guaranteed by a national bank or trust company or a member of a national securities exchange (x) with respect to 25% of the shares subject to such option immediately as of the date of grant; and (y) with respect to an additional 25% of such shares on each of the three anniversaries of the date of grant. Payment of the purchase price with certificates evidencing shares of Stock as provided above shall not increase the number of shares available for the grant of Independent Director Stock Options under the Plan.

                                    (iii) Each Independent Director Stock Option
         shall cease to be exercisable no later than the date that is ten (10) years following the date of grant.

                           (d)      Award Agreements.  Recipients of Independent
Director Stock Options shall enter into an Award Agreement with the Company, which agreement shall set forth, among other things, the exercise price of the Independent Director Stock Option, the term of the Independent Director Stock Option and provisions regarding exercisability of the Independent Director Stock Option granted thereunder, which provisions shall not be inconsistent with the terms set forth herein.

                           (e) Change in Control Provisions. Notwithstanding
anything herein or in any Award Agreement to the contrary, all Awards granted to Independent Directors pursuant to this Plan shall become immediately and fully vested and exercisable upon a Change in Control.

                  5.7 Other Awards. The Committee may from time to time grant Stock, other Stock-based and non-Stock-based Awards under the Plan, including without limitation those Awards pursuant to which shares of Stock are or may in the future be acquired, Awards denominated in Stock units, securities convertible into Stock, phantom securities, dividend equivalents and cash. The Committee shall determine the terms and conditions of such other Stock, Stock-based and non-Stock- based Awards provided that such Awards shall not be inconsistent with the terms and purposes of this Plan.

                                    SECTION 6

                                AWARD AGREEMENTS


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                  Each Award under this Plan shall be evidenced by an Award
Agreement setting forth the number of shares of Stock or other securities, Stock Appreciation Rights, or Units subject to the Award, if any, and such other terms and conditions applicable to the Award (and not inconsistent with this Plan) as are determined by the Committee.

                  6.1 Terms of Award Agreements. Award Agreements shall include the following terms:

                           (a) Option Term. The term of each Stock Option (as
determined by the Committee); provided that, no Stock Option shall be exercisable more than ten years after the date such Stock Option is granted.

                           (b) Option Price. The option price per share of Stock
purchasable under a Stock Option (as determined by the Commit tee in its sole discretion at the time of grant); provided that, the option price shall not be less than the par value of the Stock.

                           (c) Exercisability. Provisions regarding the
exercisability of Stock Options (which shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant). The Committee may provide, in its discretion, that any Stock Option shall be exercisable only in installments, and the Committee may waive such installment exercise provisions at any time in whole or in part based on such factors as the Committee may determine, in its sole discretion.

                           (d) Method of Exercise. Provisions describing the
method of exercising Stock Options. Subject to Section 6.1(c) above, Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment in full of the purchase price in cash or its equivalent as determined by the Committee. As determined by the Committee, in its sole discretion, payment in whole or in part may also be made in the form of Stock already owned by the Participant. A Participant shall generally have the rights to dividends and any other rights of a stockholder with respect to the Stock subject to the option only after the Participant has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in Section 10.1.


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                           (e) Termination of Employment or Service: Provisions
describing the treatment of an Award in the event of the retirement, disability, death or other termination of a Participant's employment or service with the Company, including but not limited to terms relating to the vesting, time for exercise, forfeiture and cancellation of an Award in such circumstances.

                           (f) Rights as Stockholder: A provision that a
Participant shall have no rights as a stockholder with respect to any securities covered by an Award until the date the Participant becomes the holder of record. Except as provided in Section 3.3 hereof, no adjustment shall be made for dividends or other rights, unless the Award Agreement specifically requires such adjustment, in which case, grants of dividend equivalents or similar rights shall not be considered to be a grant of any other stockholder right.


                           (g) Nontransferability. Except as otherwise agreed to
by the Board or the Committee, Awards shall not be transferable by a Grantee except by will or the laws of descent and distribution or, if then permitted under Rule 16b-3, pursuant to a qualified domestic relations order as defined under the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, and shall be exercisable during the lifetime of a Grantee only by such Grantee or his guardian or legal representative.


                           (h) Other Terms. Such other terms as are necessary
and appropriate to effectuate an Award to the Participant including but not limited to (1) vesting provisions, (2) deferral elections, (3) any requirements for continued employment or service with the Company, (4) any other restrictions or conditions (including performance requirements) on the Award and the method by which restrictions or conditions lapse, (5) effect on the Award of a Change in Control, (6) the right of the Company and such other persons as the Committee shall designate ("Designees") to repurchase from a Participant, and such Participant's permitted transferees, all shares of Stock issued or issuable to such Participant in connection with an Award in the event of such Participant's termination of employment or service, (7) rights of first refusal granted to the Company and Designees, if any, (8) holdback and other registration right restrictions in the event of a public registration of any equity securities of the Company and (9) any other terms and conditions which the Committee shall deem necessary and desirable.


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                  6.2 Replacement, Substitution, and Reloading. Award Agreements
may also include provisions permitting the replacement or substitution of outstanding Awards or securities held by the Participant in order to exercise or realize rights under other Awards, or in exchange for the grant of new Awards under similar or different terms and for the grant of reload options upon exercise of outstanding options.

                  6.3 Surrender of Options. The Committee may require the voluntary surrender of all or a portion of any Stock Option or other Award granted under the Plan as a condition precedent to a grant of a new Stock Option or Award. Subject to the provisions of the Plan, such new Stock Option or Award shall be exercisable at the price, during such period and on such other terms and conditions as are specified by the Committee at the time the new Stock Option or Award is granted; provided that, should the Committee so require, the number of shares subject to such new Stock Option or Award shall not be greater than the number of shares subject to the surrendered Stock Option or Award.

                                    SECTION 7

                                      LOANS

                  The Company may make loans available to Stock Option holders in connection with the exercise of outstanding Stock Options granted under the Plan, as the Committee, in its discretion, may deter mine. Such loans shall (i) be evidenced by promissory notes entered into by the Stock Option holders in favor of the Company, (ii) be subject to the terms and conditions set forth in this Section 7 and such other terms and conditions, not inconsistent with the Plan, as the Committee shall determine, (iii) bear interest, if any, at such rate as the Committee shall determine, and (iv) be subject to Board approval
(or to approval by the Committee to the extent the Board may delegate such authority). In no event may the principal amount of any such loan exceed the sum of (x) the exercise price less the par value of the shares of Stock covered by the Stock Option, or portion thereof, exercised by the holder, and (y) any federal, state, and local income tax attributable to such exercise. The initial term of the loan, the schedule of payments of principal and interest under the loan, the extent to which the loan is to be with or without recourse against the holder with respect to principal or interest and the conditions upon which the loan will become payable in the event of the holder's termination of employment shall be determined by the Committee. Unless the Committee


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determines otherwise, when a loan is made, shares of Stock having a Fair Market
Value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan, and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Committee, in its discretion; provided that, each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

                                    SECTION 8

                            AMENDMENT AND TERMINATION

                   The Board may at any time and from time-to-time alter, amend, suspend, or terminate the Plan in whole or in part; provided that, no amendment which requires stockholder approval in order for the Plan to comply with a rule or regulation deemed applicable by the Committee, shall be effective unless the same shall be approved by the requisite vote of the stockholders of the Company entitled to vote thereon. Notwithstanding the foregoing, no amendment shall affect adversely any of the rights of any Participant, without such Participant's consent, under any Award or Loan theretofore granted under the Plan.

                                    SECTION 9

                             UNFUNDED STATUS OF PLAN

                  The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.


                                   SECTION 10

                               GENERAL PROVISIONS

                  10.1 Certificate Legends. The Committee may require each person purchasing shares pursuant to a Stock Option to represent to and agree


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with the Company in writing that such person is acquiring the Stock subject thereto without a view to distribution thereof. The certificates for such Stock may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

                  10.2 Transfer Restrictions. All certificates for shares of Stock and/or Units delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and, in the case of Units, the partnership agreement of the Operating Partnership, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

                  10.3 Company Actions; No Right to Employment. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any employee, consultant or advisor of the Company any right to continued employment with the Company, as the case may be, nor shall it interfere in any way with the right of the Company to terminate the employment or service of any of its employees, consultants or advisors at any time.

                  10.4 Payment of Taxes. Each Participant shall, no later than the date as of which the value of an award first becomes includible in the gross income of the Participant for federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

                                   SECTION 11

                             EFFECTIVE DATE OF PLAN


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                  The Plan became effective (the "Effective Date") on June
4,1998, the date the Company's Board of Directors formally approved the Plan.

                                   SECTION 12

                                  TERM OF PLAN

                  No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date.


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